Filed Pursuant to Rule 497(a)

Registration No. 333-274797

Rule 482ad

Issuer (Ticker):	Goldman Sachs BDC, Inc. (GSBD)

Tenor:	3 Year

Maturity Date:	January 28, 2029

Announced Size:	$300MM

IPTs:	T + 200 bps area

Expected Ratings/Outlooks*:	Moody’s: Baa3 / Stable
Fitch: BBB- / Stable

Format:	SEC Registered

Ranking:	Senior Unsecured

Settlement:	T+5 (January 28, 2026)

Coupon Type:	Fixed

Change of Control:	100%

Optional Redemption:	Make Whole Call
Par Call: 1 month prior to maturity

Active Book Runners:	SMBC (B&D), BofA, HSBC, MUFG, TSI

Use of Proceeds:	Pay down a portion of the Revolving Credit Facility and for general corporate purposes

Denominations:	$2,000 x $1,000

Timing:	Today’s Business

Sale into Canada:	Yes – Exemption

CUSIP / ISIN:	38147U AG2 / US38147UAG22

——Disclaimers——

*

A rating is not a recommendation to purchase, hold or sell securities, and such rating does not address market price or suitability for a particular investor and may be subject to suspension, reduction or withdrawal at any time. There can be no assurance that any ratings assigned will not be lowered or withdrawn by one or more rating agencies.

The issuer has filed a registration statement including a prospectus and a prospectus supplement with the Securities and Exchange Commission (SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus and the prospectus supplement if you request them by calling SMBC Nikko Securities America, Inc. toll-free at 1-888-868-6856; BofA Securities, Inc. at 1-800-294-1322, HSBC Securities (USA) Inc. toll-free at 1-866-811-8049; MUFG Securities Americas Inc. toll-free at 1-877-649-6848; or Truist Securities, Inc. toll-free at 1-800-685-4786.

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